Exhibit 10.38

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.

The Bank of New York


By:  /s/ Lisa Y. Brown
   ----------------------

Its: Vice President
    ---------------------

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.

The Bank of New York                      NationsBank


By:  /s/ Lisa Y. Brown                    By:  /s/ Brad W. DeSpain
   ----------------------                    ----------------------

Its: Vice President                       Its: Vice President
    ---------------------                     ---------------------

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.

The Bank of New York             Bank of Hawaii


By:  /s/ Lisa Y. Brown           By:  /s/ Marcy E. Fleming
   ----------------------           ----------------------

Its: Vice President              Its: Vice President
    ---------------------            ---------------------

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.

The Bank of New York                      Wells Fargo Bank


By:  /s/ Lisa Y. Brown                    By:  /s/ Margot Golding
   ----------------------                    ---------------------------

Its:  Vice President                      Its:  Regional Vice President
    ----------------------                    --------------------------

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.

The Bank of New York                      Kredietbank NV


By:  /s/ Lisa Y. Brown                    By:  /s/ Diane M. Grimmig
   ---------------------                     -------------------------
                                              /s/ Robert Snauffer
                                             -------------------------

Its:  Vice President                      Its:  Vice President
    ---------------------                     ------------------------
                                                Vice President
                                              ------------------------

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.


The Bank of New York             Long-Term Credit Bank of Japan, Ltd.


By:  Lisa Y. Brown               By:  /s/ Yutaka Kamisawa
   ----------------------           -------------------------

Its:  Vice President             Its:  Deputy General Manager
    ---------------------            ------------------------

                              January 27, 1995


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd.  Suite 1700
Los Angeles, CA  90024


Dear Lisa:

        Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1998. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1995. Please do not hesitate to call me if you need any additional information.


                                          Yours sincerely,



                                          Dev Ghose
                                          Vice President-Finance and Treasurer



Agreement to extend Termination Date by one calendar year to March 31, 1998.

The Bank of New York                      Sanwa Bank of California


By:  /s/  Lisa Y. Brown                   By:  /s/  Del Lorimer
   ----------------------                    ----------------------

Its:  Vice President                      Its:  Vice President
    ---------------------                     ---------------------